UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     _____

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (date of earliest event reported)
                                  March 1, 2007

                          Permanent Master Issuer plc
           (Exact name of issuing entity as specified in its charter)
                       Permanent Funding (No. 2) Limited
             (Exact name of depositor as specified in its charter)
                                  Halifax plc
              (Exact name of sponsor as specified in its charter)



            England and Wales            333-140655           N/A
       (State or other jurisdiction      (Commission     (IRS Employer
            of incorporation)           File Number)      ID Number)


35 Great St. Helen's, London, United Kingdom        EC3A 6AP
-------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,                    +44 (0)20 7398-6300
including area code:
                                               No Change
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[box]          Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)
[box]          Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act (17 CFR 240.14a-12)
[box]          Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[box]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            5.1   Opinion of Allen & Overy LLP as to legality.
            8.1   Opinion of Allen & Overy LLP as to U.S. tax matters.
            8.2   Opinion of Allen & Overy LLP as to U.K. tax matters.
            23.1 Consent of Allen & Overy LLP (included in Exhibits 5.1, 8.1 and 8.2)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,



                              By: /s/ David Balai
                                  ------------------------------
                                  Name: David Balai
                                  Title:   Director




Dated:  February 28, 2007

                                 EXHIBIT INDEX


Exhibit No.                   Description

5.1                           Opinion of Allen & Overy LLP as to legality.
8.1                           Opinion of Allen & Overy LLP as to U.S. tax matters.
8.2                           Opinion of Allen & Overy LLP as to U.K. tax matters.
23.1                          Consent of Allen & Overy LLP (included in Exhibits 5.1,
                              8.1 and 8.2)


                                                                     Exhibit 5.1

                                            ALLEN & OVERY LLP
                                            One Bishops Square
Permanent Master Issuer plc                 London  E1 6AO  United Kingdom
35 Great St. Helen's
London EC3A 6AP                             Tel  +44 (0)20 3088 0000
United Kingdom                              Fax  +44 (0)20 3088 0088


February 28, 2007


RE:   PERMANENT MASTER ISSUER PLC 2007-1 U.S. NOTES


Ladies and Gentlemen:

We have acted as English legal advisers to Permanent Master Issuer PLC (the COMPANY) in connection with the issuance of USD 1,000,000,000 Series 1 Class A Notes due January 2008, USD 1,500,000,000 Series 2 Class A1 Notes due January 2016, USD 1,000,000,000 Series 2 Class A2 Notes due January 2016, USD 1,350,000,000 Series 4 Class A Notes due October 2033, USD 43,000,000 Series 1 Class B Notes due July 2042 and USD 43,000,000 Series 1 Class C Notes due July 2042 (the 2007-1 U.S. NOTES) by the Company.

Expressions defined in the Underwriting Agreement (as defined in the Schedule) have the same meanings when used in this opinion.

We have examined copies of the documents mentioned in the Schedule hereto and such other documents as we have considered necessary.

We have not made any investigation of, and do not express any opinion on, the law of any jurisdiction other than England and Wales.

We have assumed:

(A) the capacity, power and authority of each of the parties (other than the Company) to execute, deliver and perform the terms of the documents specified in Part I of the Schedule (together, the ISSUE DOCUMENTS);

(B) the due execution and delivery of the Issue Documents and the conformity to original documents of all copy documents examined by us and that the copy of the Memorandum and Articles of Association of the Company examined by us is complete and up to date and would, if issued today, comply, as respects the Articles of Association, with Section 380 of the Companies Act 1985;



Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One Bishops Square, London E1 6AO. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.

Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Warsaw.

To:   Permanent Funding (No. 2) Limited                   February 28, 2007
Page: 2



(C) that the 2007-1 U.S. Notes will be duly executed, issued and authenticated in accordance with the provisions of the Underwriting Agreement and the Master Issuer Trust Deed (as defined in the Schedule);

(D) that no law of any jurisdiction outside England and Wales would render such execution, delivery or issue illegal or ineffective and that, insofar as any obligation under any of the Issue Documents or the 2007-1 U.S. Notes is performed in, or is otherwise subject to, any jurisdiction other than England and Wales, its performance will not be illegal or ineffective by virtue of the law of that jurisdiction;

(E) that the information disclosed by our search to be made on the date of issue of the 2007-1 U.S. Notes of the records at the office of the Registrar of Companies in London and at the Central Registry of Winding up Petitions in relation to the Company will be complete, up to date and accurate and will not have been materially altered or added to and reveal no order or resolution for the winding up of the Company and no notice of appointment in respect of the Company of a receiver or administrator or filing of documents with the court or service of a notice of intention to appoint an administrator;

(F) that the Company is not, and will not be on the date on which the 2007-1 U.S. Notes are issued, unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 (as amended) and will not become unable to do so in consequence of the transactions effected by the Issue Documents;

(G) that the Minutes referred to in Part II of the Schedule represent a true record of the proceedings described therein of a duly convened, constituted and quorate meeting of the Company's directors acting in the interests and for a proper purpose of the Company and that the relevant meeting will be duly held and that the authorisations given thereat will not subsequently be revoked or amended;

(H) that any factual matters referred to in each Issue Document will be true and accurate (including, without limitation, the accuracy of the representations and warranties therein);

(I) that the Issue Documents will in all material respects relevant hereto be executed and delivered substantially in the form of the relevant exhibit to the Registration Statement;

(J) that none of the parties to the Issue Documents has taken or will take any action in relation to the 2007-1 U.S. Notes which would be a contravention of the prohibitions contained in Sections 19 or 21 of the Financial Services and Markets Act 2000 (the FSMA); and

(K) that any party to any of the Issue Documents which is subject to the supervision of any regulatory authority in the United Kingdom has complied and will comply with the requirements of such regulatory authority in connection with the issue, offering or sale of the 2007-1 U.S. Notes.

Based on and subject to the foregoing and subject to the reservations mentioned below and to any matters not disclosed to us, we are of the opinion that the 2007-1 U.S. Notes will constitute valid and binding obligations of the Company. As a result, those obligations would be enforceable in proceedings before the English courts.

Our opinion is qualified by the following reservations and any matter of fact not disclosed to us:

(A) We do not express any opinion on European Community law as it affects any jurisdiction other than England and Wales.

To:   Permanent Funding (No. 2) Limited                   February 28, 2007
Page: 3


(B) Any enforcement of the obligations of the Company in proceedings before the English courts would be by way of grant of a remedy in the event of a breach of those obligations. The nature and availability of the remedies provided by the English courts would depend on the circumstances. These remedies, including an order by the court requiring the payment of damages or the payment of a sum due, would be available subject to principles of law, equity and procedures of general application. Some remedies, including an order by the court requiring specific performance of an obligation or the issue of an injunction, would be entirely within the discretion of the court. The possibility of obtaining any remedy would be lost if proceedings were not to be commenced within certain time limits. The English courts have power to stay proceedings and may decline jurisdiction, notably if concurrent proceedings are being brought elsewhere. Accordingly, enforcement of the obligations of the Company under the 2007-1 U.S. Notes would not be certain in every circumstance.

(C) The obligations of the Company under the 2007-1 U.S. Notes will be subject to any law from time to time in force relating to liquidation or administration or any other law or legal procedure affecting generally the enforcement of creditors' rights.

We hereby consent to the filing of this opinion as an exhibit to the Company's report on Form 8-K dated the date hereof.

Yours faithfully,

/s/ Allen & Overy LLP

Allen & Overy LLP

To:   Permanent Funding (No. 2) Limited                   February 28, 2007
Page: 4



                                    SCHEDULE

                                     PART I


1. The underwriting agreement dated February 23, 2007 between the Company, Permanent Funding (No. 2) Limited, Halifax plc, Permanent Mortgages Trustee Limited and Lehman Brothers Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Bank N.V., London Branch and Credit Suisse Securities (Europe) Limited as Underwriters, a form of which is filed as Exhibit 1.1 to the Registration Statement (the UNDERWRITING AGREEMENT).

2. The master issuer trust deed dated October 17, 2006 filed as Exhibit 4.6.1 to the Company's report on Form 8-K dated November 1, 2007, as supplemented by a supplemental master issuer trust deed dated January 12, 2007 filed as Exhibit 4 to the Company's report on Form 8-K dated January 26, 2007, each between the Company and The Bank of New York (the NOTE TRUSTEE) (the MASTER ISSUER TRUST DEED).

3.    The Global Notes (as defined in the Underwriting Agreement).

4. The master issuer paying agent and agent bank agreement dated October 17, 2006 between, inter alios, the Company, Citibank, N.A. and the Note Trustee, filed as Exhibit 4.7 to the Company's report on Form 8-K dated November 1, 2007 (the MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT).



                                     PART II


5. Minutes of Meetings of the Board of Directors of the Company held on February 23, 2007 and on February 28, 2007.

                                                                     Exhibit 8.1

                                                  ALLEN & OVERY LLP
                                                  1221 Avenue of the Americas
Permanent Master Issuer plc                       New York, NY  10020  USA
35 Great St. Helen's
London EC3A 6AP                                   Tel  +1 212 610 6300
United Kingdom                                    Fax  +1 212 610 6399

                                                  www.allenovery.com

                                                  February 28, 2007


     RE:  PERMANENT MASTER ISSUER PLC ISSUE 2007-1 U.S. NOTES

Ladies and Gentlemen:

     We have acted as United States tax counsel to Permanent Master Issuer plc, a public limited company incorporated under the laws of England and Wales (the ISSUING ENTITY), in connection with the issuance of USD 1,000,000,000 Series 1 Class A Notes due January 2008, USD 1,500,000,000 Series 2 Class A1 Notes due January 2016, USD 1,000,000,000 Series 2 Class A2 Notes due January 2016, USD 1,350,000,000 Series 4 Class A Notes due October 2033, USD 43,000,000 Series 1 Class B Notes due July 2042 and USD 43,000,000 Series 1 Class C Notes due July 2042 (the ISSUE 2007-1 U.S. NOTES) by the Company.

     As United States tax counsel, we have advised the Issuing Entity with respect to certain United States tax consequences of the proposed issuance of the Issue 2007-1 U.S. Notes. This advice is summarized under the headings "Summary - Material United States tax consequences" in the prospectus supplement and under the headings "Summary of prospectus - United States tax status" and "United States federal income taxation" (collectively, the DISCUSSIONS) in the prospectus, each relating to the Issue 2007-1 U.S. Notes, which prospectus supplement and prospectus have been filed with the Securities and Exchange Commission. We hereby confirm that the opinions set forth in the Discussions represent our opinions as to the matters of law covered by them.

     This letter is based on the facts and circumstances set forth in the prospectus supplement and the prospectus and in the other documents reviewed by us. We hereby consent to the filing of this letter as an exhibit to the Issuing Entity's report on Form 8-K dated the date hereof.

                              Very truly yours,

                              /s/ Allen & Overy LLP

                              Allen & Overy LLP



Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. Allen & Overy LLP is a multi-jurisdictional law firm with lawyers admitted to practise in a variety of jurisdictions. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One Bishops Square, London, E1 6AO and at the above address. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.
Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Warsaw.

                                                                     Exhibit 8.2

                                            ALLEN & OVERY LLP
                                            One Bishops Square
Permanent Master Issuer plc                 London  E1 6AO
35 Great St. Helen's                        United Kingdom
London EC3A 6AP
United Kingdom                              Tel  +44 (0)20 3088 0000
                                            Fax  +44 (0)20 3088 0088

                                            www.allenovery.com

                                            February 28, 2007


      RE:   PERMANENT MASTER ISSUER PLC ISSUE 2007-1 U.S. NOTES

Ladies and Gentlemen:

      We have acted as English legal counsel and as United Kingdom tax counsel to Permanent Master Issuer plc, a public limited company incorporated under the laws of England and Wales (the ISSUING ENTITY), in connection with the issuance of USD 1,000,000,000 Series 1 Class A Notes due January 2008, USD 1,500,000,000 Series 2 Class A1 Notes due January 2016, USD 1,000,000,000 Series 2 Class A2 Notes due January 2016, USD 1,350,000,000 Series 4 Class A Notes due October 2033, USD 43,000,000 Series 1 Class B Notes due July 2042 and USD 43,000,000 Series 1 Class C Notes due July 2042 (the ISSUE 2007-1 U.S. NOTES) by the Issuing Entity. The Issue 2007-1 U.S. Notes will be issued pursuant to a trust deed between The Bank of New York and the Issuing Entity.

      As United Kingdom tax counsel, we have advised the Issuing Entity with respect to the material United Kingdom tax consequences of the issuance of the Issue 2007-1 U.S. Notes. This advice is summarized under the headings "Summary--United Kingdom tax status" and "United Kingdom taxation" (collectively, the DISCUSSIONS), each relating to the Issue 2007-1 Notes, in the prospectus supplement and the prospectus, which has been filed with the Securities and Exchange Commission. We hereby confirm that the opinions set forth in the Discussions represent our opinions as to the matters of law covered by them.

      We hereby consent to the filing of this letter as an exhibit to the Issuing Entity's report on Form 8-K dated the date hereof.

                              Very truly yours,

                              /s/ Allen & Overy LLP

                              Allen & Overy LLP




Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. Allen & Overy LLP is a multi-jurisdictional law firm with lawyers admitted to practise in a variety of jurisdictions. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One Bishops Square, London, E1 6AO and at the above address. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.
Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Warsaw.